UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                     FORM 8-K

                                   CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   August 18, 2009
                                                 ---------------------

                 Presidential Realty Corporation
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       (Exact name of registrant as specified in its charter)

          DELAWARE                1-8594              13-1954619
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(State or other jurisdiction   (Commission         (I.R.S. Employer
     of incorporation)          File Number)     Identification Number)

180 South Broadway, White Plains, New York           10605
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(Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code   (914) 948-1300
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                  No change since last Report
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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities
       Act (17CFR230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange
      Act (17CFR240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))




ITEM 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
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On August 24, 2009, the Company issued a press release announcing that (a) the
Company had agreed to the delisting of its Class A Common Stock and (b) the NYSE AMEX had accepted the Company's plan to regain compliance with its continuing listing standards with respect to the Company's Class B Common Stock.

A copy of the press release is annexed hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01         Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

  Exhibit                   Description
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   99.1            Press release dated August 24, 2009.





                               SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 24, 2009                      PRESIDENTIAL REALTY CORPORATION


                                            By: /s/ Jeffrey F. Joseph
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                                            Jeffrey F. Joseph
                                            President